Company Overview Brown & Brown, Inc. 2025

Information Regarding Forward-Looking Statements This presentation and the statements made during our presentation may contain certain statements relating to future results which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. You can identify these statements by forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and “continue” or similar words. We have based these statements on our current expectations about potential future events. Although we believe the expectations expressed in the forward-looking statements included in this presentation and the statements made during our presentation are based upon reasonable assumptions within the bounds of our knowledge of our business, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by us or on our behalf. Many of these factors have previously been identified in filings or statements made by us or on our behalf. Important factors which could cause our actual results to differ, possibly materially from the forward-looking statements in this presentation and statements made during our presentation include but are not limited to the following items: the inability to hire, retain and develop qualified employees, as well as the loss of any of our executive officers or other key employees; a cybersecurity attack or any other interruption in information technology and/or data security that may impact our operations or the operations of third parties that support us; acquisition-related risks that could negatively affect the success of our growth strategy, including the possibility that we may not be able to successfully identify suitable acquisition candidates, complete acquisitions, successfully integrate acquired businesses into our operations and expand into new markets; risks related to our international operations, which may result in additional risks or require more management time and expense than our domestic operations to achieve or maintain profitability; the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; the loss of or significant change to any of our insurance company or intermediary relationships, which could result in loss of capacity to write business, additional expense, loss of market share or material decrease in our commissions; the effect of natural disasters on our profit-sharing contingent commissions, insurer capacity or claims expenses within our captive insurance facilities; adverse economic conditions, political conditions, outbreaks of war, disasters, or regulatory changes in states or countries where we have a concentration of our business; the inability to maintain our culture or a significant change in management, management philosophy or our business strategy; fluctuations in our commission revenue as a result of factors outside of our control; the effects of significant or sustained inflation or higher interest rates; claims expense resulting from the limited underwriting risk associated with our participation in capitalized captive insurance facilities; risks associated with our automobile and recreational vehicle dealer services (“F&I”) businesses; changes in, or the termination of, certain programs administered by the U.S. federal government from which we derive revenues; the limitations of our system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; our reliance on vendors and other third parties to perform key functions of our business operations and provide services to our customers; the significant control certain shareholders have; changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; improper disclosure of confidential information; our ability to comply with non-U.S. laws, regulations and policies; the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on our businesses, results of operations, financial condition or liquidity; uncertainty in our business practices and compensation arrangements with insurance carriers due to potential changes in regulations; regulatory changes that could reduce our profitability or growth by increasing compliance costs, technology compliance, restricting the products or services we may sell, the markets we may enter, the methods by which we may sell our products and services, or the prices we may charge for our services and the form of compensation we may accept from our customers, carriers and third-parties; increasing scrutiny and changing laws and expectations from regulators, investors and customers with respect to our environmental, social and governance practices and disclosure; a decrease in demand for liability insurance as a result of tort reform legislation; our failure to comply with any covenants contained in our debt agreements; the possibility that covenants in our debt agreements could prevent us from engaging in certain potentially beneficial activities; fluctuations in foreign currency exchange rates; a downgrade to our corporate credit rating, the credit ratings of our outstanding debt or other market speculation; changes in the U.S.-based credit markets that might adversely affect our business, results of operations and financial condition; changes in current U.S. or global economic conditions, including an extended slowdown in the markets in which we operate; disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; conditions that result in reduced insurer capacity; quarterly and annual variations in our commissions that result from the timing of policy renewals and the net effect of new and lost business production; intangible asset risk, including the possibility that our goodwill may become impaired in the future; changes in our accounting estimates and assumptions; future pandemics, epidemics or outbreaks of infectious diseases, and the resulting governmental and societal responses; other risks and uncertainties as may be detailed from time to time in our public announcements and Securities and Exchange Commission (“SEC”) filings; and other factors that the Company may not have currently identified or quantified. Assumptions as to any of the foregoing, and all statements, are not based upon historical fact, but rather reflect our current expectations concerning future results and events. Forward-looking statements that we make or that are made by others on our behalf are based upon a knowledge of our business and the environment in which we operate, but because of the factors listed above, among others, actual results may differ from those in the forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements we make herein. We cannot assure you that the results or developments anticipated by us will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for us or affect us, our business or our operations in the way we expect. We caution readers not to place undue reliance on these forward-looking statements. All forward-looking statements made herein are made only as of the date of this presentation, and the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.

Information Regarding Non-GAAP Measures This presentation contains references to "non-GAAP financial measures" as defined in SEC Regulation G, consisting of Organic Revenue, EBITDAC, EBITDAC Margin, EBITDAC - Adjusted, EBITDAC Margin - Adjusted, Diluted Net Income Per Share - Adjusted, Net Debt Outstanding, Total Debt Outstanding to EBITDAC - Adjusted, Net Debt Outstanding to EBITDAC - Adjusted, Free Cash Flow and Free Cash Flow Conversion. We present these measures because we believe such information is of interest to the investment community and because we believe they provide additional meaningful methods to evaluate the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a GAAP basis due to the impact of certain items that have a high degree of variability, that we believe are not indicative of ongoing performance and that are not easily comparable from period to period. This non-GAAP financial information should be considered in addition to, not in lieu of, the Company’s consolidated income statements and balance sheets as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of such items to GAAP information can be found within this presentation as well as in our periodic filings with the SEC. We view Organic Revenue and Organic Revenue growth as important indicators when assessing and evaluating our performance on a consolidated basis and for each of our three segments, because it allows us to determine a comparable, but non-GAAP, measurement of revenue growth that is associated with the revenue sources that were a part of our business in both the current and prior year and that are expected to continue in the future. In addition, we believe Diluted Net Income Per Share - Adjusted provides a meaningful representation of our operating performance and improves the comparability of our results between periods by excluding the impact of the change in estimated acquisition earn-out payables, the impact of amortization of intangible assets and certain other non-recurring or infrequently occurring items. We also view EBITDAC, EBITDAC - Adjusted, EBITDAC Margin, and EBITDAC Margin - Adjusted as important indicators when assessing and evaluating our performance, as they present more comparable measurements of our operating margins in a meaningful and consistent manner. As disclosed in our most recent proxy statement, we use Organic Revenue growth, Diluted Net Income Per Share - Adjusted and EBITDAC Margin - Adjusted as key performance metrics for our short-term and long-term incentive compensation plans for executive officers and other key employees. Non-GAAP Revenue Measures Organic Revenue is our core commissions and fees less: (i) the core commissions and fees earned for the first 12 months by newly acquired operations; (ii) divested business (core commissions and fees generated from offices, books of business or niches sold or terminated during the comparable period); and (iii) Foreign Currency Translation (as defined below). The term “core commissions and fees” excludes profit-sharing contingent commissions and therefore represents the revenues earned directly from specific insurance policies sold and specific fee-based services rendered. Organic Revenue can be expressed as a dollar amount or a percentage rate when describing Organic Revenue growth. Non-GAAP Earnings Measures EBITDAC is defined as income before interest, income taxes, depreciation, amortization and the change in estimated acquisition earn-out payables. EBITDAC Margin is defined as EBITDAC divided by total revenues. EBITDAC - Adjusted is defined as EBITDAC, excluding (i) (gain)/loss on disposal, (ii) for 2022 and 2023, Acquisition/Integration Costs (as defined below) and (iii) for 2023, the 1Q23 Nonrecurring Cost (as defined below). EBITDAC Margin - Adjusted is defined as EBITDAC - Adjusted divided by total revenues. Diluted Net Income Per Share - Adjusted is defined as diluted net income per share, excluding the after-tax impact of (i) the change in estimated acquisition earn-out payables, (ii) (gain)/loss on disposal, (iii) for 2022 and 2023, Acquisition/Integration Costs (as defined below), (iv) amortization, (v) for 2017, the Tax Cut and Jobs Act of 2017 (the "Tax Reform Act") and (vi) for 2023, the 1Q23 Nonrecurring Cost (as defined below).

Information Regarding Non-GAAP Measures - Continued Other Non-GAAP Financial Measures - We believe these non-GAAP measures, as defined below, are useful to monitor our leverage and evaluate our balance sheet. Net Debt Outstanding is defined as Total Debt Outstanding less cash and cash equivalents. “Total Debt Outstanding” is defined as current portion of long-term debt plus long-term debt less unamortized discount and debt issuance costs. Total Debt Outstanding to EBITDAC - Adjusted is defined as Total Debt Outstanding divided by EBITDAC - Adjusted. Net Debt Outstanding to EBITDAC - Adjusted is defined as Net Debt Outstanding divided by EBITDAC - Adjusted. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures. Free Cash Flow Conversion is defined as free cash flow divided by total revenues. Definitions Related to Certain Components of Non-GAAP Measures “Acquisition/Integration Costs” means the acquisition and integration costs (e.g., costs associated with regulatory filings, legal/accounting services, due diligence and the costs of integrating our information technology systems) arising out of our acquisitions of GRP (Jersey) Holdco Limited and its business, Orchid Underwriters Agency and CrossCover Insurance Services, and BdB Limited companies, which are not considered to be normal, recurring or part of the ongoing operations. “Foreign Currency Translation” means the period-over-period impact of foreign currency translation, which is calculated by applying current-year foreign exchange rates to the various functional currencies in our business to our reporting currency of US dollars for the same period in the prior year. “1Q23 Nonrecurring Cost” means approximately $11.0 million expensed and substantially paid in the first quarter of 2023 to resolve a business matter, which is not considered to be normal, recurring or part of the ongoing operations. “(Gain)/loss on disposal” is a caption on our consolidated statements of income which reflects net proceeds received as compared to net book value related to sales of books of business and other divestiture transactions, such as the disposal of a business through sale or closure. Our industry peers may provide similar supplemental non-GAAP information with respect to one or more of these measures, although they may not use the same or comparable terminology and may not make identical adjustments and, therefore comparability may be limited. This supplemental non-GAAP financial information should be considered in addition to, and not in lieu of, the Company's condensed consolidated financial statements.

Company Overview

Be the leading global provider of insurance solutions for our customers. Our Vision

Business Highlights Long-term track record of profitable revenue growth - organic and via acquisition Experienced leadership team and strong performance-based culture Highly diversified global revenue base, deep expertise and broad distribution network Operating model consistently generates industry-leading financial metrics Disciplined capital allocation strategy fueled by strong liquidity and cash flow conversion

2024 Revenue by Segment Historical Revenue & EBITDAC Margin - Adjusted Headquartered in Daytona Beach, Florida Founded in 1939 17,000+ teammates as of December 31, 2024 Doing business globally in 15 countries with over 500 locations Serving customers via retail, wholesale and MGA / MGU programs Specializing in property, casualty, employee benefits and personal lines 1 Estimated based upon public filings and data gathered from Brown family and teammates, including directors See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 57-68. Wholesale Brokerage 13% Retail 58% Brown & Brown at a Glance 80% 20% Institutional & Retail Investors Brown & Brown Teammates1 Programs 29% Ownership Breakdown Key Facts

Successful acquirer Strong balance sheet Entrepreneurial meritocracy Accountable & disciplined High performance Decentralized sales & service Highly talented teammates What Differentiates Brown & Brown? Strong common culture

Key Cultural Attributes Leaders vs. Managers Internal Ownership Think Long Term Profitable Growth Teammates vs. Employees 1 2 3 4 5

Core Operating Philosophies We are in the people recruiting and enhancing business. We are in the money-making business. We are in the selling and servicing business.  We are in the delivering innovative solutions business. NO BIG MISTAKES

Business & Customer-Facing Functions Decentralized Sales & Service Model Driving operational efficiency by centralizing certain functions, while enabling sales and service decisions at the local level. Branding & Communications  Finance Legal & Risk Management Acquisitions Internal Audit & Compliance Enterprise & Segment Functions Solution Creation Knowledge Sharing Sales & Service Marketing Community Engagement Technology, Data & Innovation Talent Recruitment & Development Human Resources

1 Middle-market defined as businesses with between 50 and 2,500 employees Middle Market1 Large Accounts Small to Medium Enterprises & Personal Lines All offer attractive growth opportunities Customer Segments

Sustained Organic and Acquired Revenue Growth Added to the S&P 500 Index in 2021 and the S&P 500 Dividend Aristocrats in 2022 Total Revenues ($) in Billions Revenue $2B The Hays Group 2018 Beecher Carlson 2013 Arrowhead 2012 Revenue $1B 2011 Hull & Co. 2005 Riedman Insurance Agency 2001 Wright 2014 2021 Revenue $4.8B 2024 Quintes 2022 GRP, Orchid & BdB 2023 Kentro Revenue $3B

Investments in people,  technology and innovation Share repurchases and dividends  Dividend Aristocrat1 – 31 years of consecutive increases Increase capabilities, enhance talent and drive growth 1 Dividend Aristocrat is an S&P measure Acquisitions Returns to Shareholders Shareholder Value Creation Internal Investments

Total Shareholder Returns1 Total Shareholder Returns 1 Yr. 3 Yr. 5 Yr. 10 Yr. 15 Yr. 20 Yr. BRO 44% 48% 168% 583% 1,241% 1,068% Peers2 24% 40% 117% 375% 1,121% 1,156% S&P 500 25% 28% 92% 224% 545% 538% Source: S&P Global Market Intelligence as of 12/31/2024 1 Calculated as change in share price plus total dividends paid 2 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies and Willis Towers Watson Public Limited Company 2

Retail Segment

Growth has no finish line... No matter where you are on your growth journey, we can help you find solutions to meet your ever-evolving insurance and risk management needs. If you are a highly complex multi-national company, an individual or anything in between, our experienced teams can help every step of the way.

OVERVIEW Retail Segment Key Metrics 2024 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 8.8% 14.1% 13.5% Organic Revenue Growth 5.8% 6.5% 6.2% EBITDAC Margin - Adjusted 30.0% 30.3% 30.2% Unique culture underpinned by accountability, innovation and entrepreneurial thinking Broad range of capabilities, from small businesses to complex multi-national entities Collective capabilities leveraged to create the best solutions for our customers Specialized products and innovative tools that exceed ever-evolving customer needs Personalized service and tailored solutions via dedicated and knowledgeable teammates See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 57-68. Business Mix Employee Benefits Commercial Lines Specialty & Personal Lines Differentiators $2.7B

Breadth & Depth of Capabilities The Retail segment provides broad and deep specialization to our customers while maintaining close proximity to the communities in which our customers live and operate their businesses. Placing coverage for almost every line of business with more than 1,000 carrier partners Markets Delivering tailored solutions for customers of all sizes and by specialization Segmentation Providing comprehensive, customizable services across all territories through our retail network as well as access to the Worldwide Broker Network (WBN) International Serving all industries through our specialization and resources Industries Manufacturing Retail Construction Non-Profits Real Estate Health Care Finance & Insurance Public Entities Educational Institutions

Retail Operating Vision Continue strong Organic Revenue growth in all market environments Maintain profitable growth model Implement strategies, solutions and service models across market segments Deep collaboration and execution Recruitment and growth of talent Continue to invest in technology, data and analytics capabilities Acquire businesses that fit culturally and make sense financially

Programs Segment

We provide insurance carriers with a complete infrastructure and distribution network to launch and manage a broad array of specialty/  niche programs. We underwrite more than $7 billion in written premium in the personal, commercial, specialty, professional liability and public entity segments.

OVERVIEW Programs Segment Business Overview Leading program administrator (MGA / MGU) Partner with insurance companies to provide full turn-key services Capabilities include underwriting, distribution management, policy administration and claims handling Provide efficient and effective distribution of product for risk bearers Programs Segment collaborates with a diversified number of highly rated carrier partners, offering 60+ programs Programs range from industry-specific to geographic / line of coverage Breadth of offerings include earthquake, flood, personal property, wind, lender-placed coverage for financial institutions, professional liability and public entities Distribute products through a broad network (wholesale brokers, aggregators, retail and direct to consumer) See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 57-68. Key Metrics 2024 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 19.4% 20.1% 17.7% Organic Revenue Growth 22.4% 17.1% 14.2% EBITDAC Margin - Adjusted 47.1% 42.5% 39.9% $1.4B Business Mix Public Entity Personal Lines Commercial Lines Professional Liability

Pure Production Model Fully Outsourced Model Agent/Broker/ Wholesaler Appointment Managing General Underwriter (MGU) Managing General Administrator (MGA) Program Administrator Binding Authority Delegated Underwriting Authority Enterprises (DUAE) MGA/MGU Distribution Channel Intermediary between insured and carrier Submission information Coverage validation Producer Appointment Able to bind coverage subject to risks fitting carrier-provided qualifications Pricing and policy language proscribed by carrier Producer Appointment Latitude in determining risk qualification Latitude in pricing and coverage terms (typically subject to carrier guidelines) Binding Authority Broad underwriting authority (incl. risk selection, pricing, policy wording terms and conditions) Responsibility for portfolio construction and risk management (e.g., cat or other concentration risk) Program Administrator Claims management Reporting Risk hedging (e.g., reinsurance purchasing) MGA / MGU programs retail wholesale

$7B+ Premium 60+ Programs Brands

Broad & Diverse Capabilities All risk / commercial wind Automotive aftermarket Commercial earthquake Commercial transportation Daily rental Excess liability Manufactured housing Shipping insurance Sports & entertainment Trade credit Workers’ compensation  Commercial Lines Flood Personal Property Residential earthquake Personal Lines Dental Executive liability Financial brokers Insurance agents Lawyers Title agents Professional Liability Municipalities Not-for-profit Schools Sovereign nations Workers’ compensation Utility districts Public Entity

Strategies to Success Recognized by our carrier partners for delivering superior underwriting results Powerful distribution relationships that deliver outstanding customer experience Maximize position as one of the world’s largest MGA / MGU operators Product innovation core to our value proposition Entrepreneurial culture that recruits and develops high-performing underwriting teams Foundation of data, analytics and operational excellence to drive innovation Enhance capabilities through acquisitions of niche programs

Wholesale Brokerage Segment

Our business is built on a set of core strategic pillars: Differentiation in the marketplace through continuous innovation of both product and segment specialization Talent acquisition and career development Greater internal connectivity to ensure we provide the broadest set of solutions to our customers Utilizing data-driven insights to improve outcomes for our customers and teammates Continuing our tradition of delivering consistent profitable growth

OVERVIEW Wholesale Brokerage Segment Key Metrics 2024 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 13.9% 15.2% 14.7% Organic Revenue Growth 9.1% 9.5% 8.4% EBITDAC Margin - Adjusted 32.8% 32.3% 32.3% Business Mix Binding Authority Brokerage See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 57-68. Lines of Business Leading global insurance wholesaler $7B of placed written premium Locations in the U.S., U.K., Western Europe and Asia Team of seasoned industry professionals with extensive market access Diversified mix of products and capabilities 17,000+ independent retail agency customers Commercial Personal Professional Public Entity $453M Business Overview $616M $616M

Our Platforms Binding Authority National & Regional Brokerage International / Lloyds Personal Lines Admitted Market Access

Network Network Product Specialization Data-driven insights and analysis across customer life cycle International via London brokerage and MGA platforms Market aggregator platforms National / regional-delegated underwriting capabilities Product development team Risk modeling High-risk primary and excess casualty exposures Inland marine: builders risk, MTC, contractor’s equipment International property Marine and cargo Professional E&O Public entity: law enforcement, school boards, municipalities Specie and jewelers block Transportation, trucking, garage Workers’ compensation Product & Underwriting Specialties Agriculture Bloodstock Cannabis CAT-exposed commercial and personal property Construction Cyber Energy Environmental Executive risk: D&O, EPL Financial institutions Fine arts Healthcare: hospitals and long-term care facilities Capabilities

Product development and vertical practice groups Recruitment and career development Regional U.S. expansion International M&A Greater internal connectivity Retail partners, omnichannel and digital Technology, data and digital Expansion Capabilities Distribution Operational The Power of WE Talent Building for Our Future

International Diversification

Diversified Business Footprint Focus on combination of Organic Revenue growth and acquisitions Expand geographically while adding new capabilities Target countries with rule of law, stable governments, growing insurance markets and stable economies Continue disciplined growth strategy Strategic Growth Plan Italy Germany Netherlands Belgium U.K. Ireland France United States Bermuda Canada Cayman Islands Hong Kong Malaysia United Arab Emirates Singapore

Our European Businesses Locally distributed sales and service with central support Entrepreneurial leadership and sales focused culture Divisional structure similar to North American model Twin growth pillars - Organic Revenue and M&A Key Components of Model Established London wholesale broker 2008 2021 2022 2023 O’Leary acquisition (established retail footprint) GRP & BdB acquisitions Expanded retail and wholesale footprint and capabilities Established programs capabilities Kentro acquisition (programs and niche retail) 2024 Quintes acquisition (retail)

. Approximately 200 International locations Strong retail presence across U.K., Ireland, Canada & the Netherlands London markets wholesale business - global customer base Cross-class programs capability with geographic distribution (Canada, Europe, U.K., U.S. and Asia.) Retail: U.K., Ireland, Canada & the Netherlands, broad capabilities, serving customers of all sizes Wholesale Brokerage: Serving North American and European customers. Specializations include property, marine, fine art, financial lines, bloodstock, personal lines Programs: Specializations include property, financial lines, trade credit, aviation, liability Business Overview Specializations 2024 Revenues by Geography U.K. U.S. Other International Diversification $4.8B See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 57-68.

The Power of WE Align Capabilities Enhance Collaboration Operationalize Investments / Scaling Resources

Acquisitions

Acquisition Strategy Successful integration of more than 670* acquisitions. *Acquisitions from 1993 through December 31, 2024 Principles Rationale Create long-term shareholder value Find high-quality talent that fits culturally Enhance and expand our capabilities Expand geographic presence Leverage carrier relationships and diversification Apply disciplined approach to evaluating prospective acquisitions Engage senior operating leaders throughout process Must fit based on strategic and operational alignment Ensure talent alignment with guiding principles Require history of strong growth and performance culture

Minimum and maximum purchase price Agreed-upon baseline and projected pro forma Earnout typically calculated based upon financial performance over a one-to three-year period Structured to retain new teammates Leverage proven integration plans Acquired Revenue1 (in Millions) 10-yr avg $166 1 Represents the approximate annual revenue of businesses and books of business acquired between 2015 and 2024 Acquisitions Overview Typical M&A Structure

Technology & Innovation

Production Stability & Security Innovation Core Technology Pillars Actionable Analytics 2 3 1 Data-driven decisions are driving results and providing actionable insights to improve solutions Deliver solution recommendations integrated in teammates' workflows Continue to find ways for small innovations to impact the business and improve results Partner with early-stage investments to find new and impactful ways to drive results Core platforms by segment continuing the journey of maturity and improving business outcomes Proactive platform rollout using automation to block attacks and protect key information

Key Focus Areas Enhance the  customer experience Deepen carrier relationships Increase process efficiency Enable innovation Fuel sales & growth Cybersecurity awareness Fit-for-purpose security program Business enabler Industry thought leadership Security integrated into operating model Security as a Foundation Data & Artificial Intelligence (AI)

Talent

1 Attract Recruit Onboard Engage & Develop Recognize & Reward Retain Perform & Progress Our People Strategy Teammate Lifecycle

The Power of Our Culture

94% of teammates say we are a great place to work

Teammate Snapshot

17k+
As of December 31, 2024

~56% of US teammates are shareholders

90+% of offices support local non-profits

What Teammates Say

Great Place To Work® Certified
OCT 2024-OCT 2025
USA

95%

Feel people care about each other here

Feel they are given a lot of responsibility

96%

Think management is honest, ethical and competent

Felt welcome when they joined our team

Workplace Awards

2022

Great Place to Work Certified®

Fortune Best Workplaces:
- for Millennials
- in Financial Services & Insurance

2023

Great Place to Work Certified®

Fortune Best Workplaces:
- in Financial Services & Insurance

Platinum Bell Seal for Workplace Mental Health

2024

Great Place to Work Certified®

Fortune Best Workplaces:
- in Financial Services & Insurance
- for Millennials
- for Women

Platinum Bell Seal for Workplace Mental Health

The Elite 50 Internships

Military Friendly® Employer - Bronze

Teammate Resource Groups

- BLACK EXCELLENCE at Brown & Brown Insurance
- MENTAL HEALTH at Brown & Brown Insurance
- LGBTQ+ at Brown & Brown Insurance
- ABILITIES at Brown & Brown (Europe)
- NEURO-INCLUSION at Brown & Brown (Europe)
- PRIDE at Brown & Brown (Europe)
- THE POWER OF SHE at Brown & Brown Insurance
- VETERANS at Brown & Brown Insurance — BE of Service to Those Who Serve
- CULTURAL DIVERSITY at Brown & Brown (Europe)
- PARENTS & CARERS at Brown & Brown (Europe)
- THE POWER OF SHE at Brown & Brown (Europe)

© 2025 Brown & Brown, Inc. All rights reserved.
47

Financial Performance

Strong Revenue Growth Source: FactSet, SNL Financial, Company Filings as of 12/31/2024 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies and Willis Towers Watson Public Limited Company 2 S&P 500 revenue growth calculated as change in the sum of adjusted sales over the prior year’s adjusted sales (adjusted for the ratio of the relative ownership to the company’s market value) 1 2

Consistently Strong EBITDAC Margin Source: FactSet, SNL Financial, Company Filings as of 12/31/2024 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies and Willis Towers Watson Public Limited Company See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 57-68. 1

Industry-Leading Free Cash Flow Conversion Source: FactSet, SNL Financial, Company Filings as of 12/31/2024 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies and Willis Towers Watson Public Limited Company See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 57-68. 1

Long-Term Capital Deployment 1 2 10-Year ($ in Billions) Acquisitions $6.1 Dividends $1.0 Share Repurchases $0.7 CapEx $0.5 Total Cash Deployed $8.9 Total Cash Generated2 $7.1 1 Includes original purchase price plus subsequent earnout payments 2 Defined as net cash provided by operating activities. Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for years prior to 2020. (in Billions) $2.5 $2.0 $1.4 $1.2 $1.0 $0.8 $0.6 $0.4 $0.2 $0

Liquidity Profile Maintain low leverage, industry-leading margins, high cash flow conversion and investment-grade ratings Optimize financial flexibility in line with growth objectives Target net debt outstanding to EBITDAC ratio of 0 - 2.5x and total debt outstanding to EBITDAC ratio of 0 - 3.0x Balance of returns and risks through allocation of capital to internal investments, acquisitions, dividends and share repurchases Generated $1.2 billion of cash flow from operations for the year ended 2024, growing 16% over 2023 $675 million cash on balance sheet as of 12/31/2024 Up to $800 million revolving credit facility, with $550 million of availability as of 12/31/2024, plus expansion features for an additional $900 million under various credit agreements Financial covenants include max net debt outstanding to EBITDAC ratio of 3.5x Financial & Capital Allocation Policy Financial Policy & Liquidity Profile

Leverage & Maturity Profile Debt & Leverage Debt Maturity Profile* ($M) Debt outstanding ($M) Debt to EBITDAC - Adjusted Ratio *All amounts presented on this slide are calculated as of 12/31/2024 See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 57-68.

Proven Track Record of Industry-Leading Performance* Free Cash Flow Conversion1 24% 5 Yr. Avg. 24% 10 Yr. Avg. EBITDAC Margin - Adjusted 33% 5 Yr. Avg. 32% 10 Yr. Avg. Revenue growth 15% 5 Yr. CAGR 12% 10 Yr. CAGR Free Cash Flow growth1 13% 5 Yr. CAGR 11% 10 Yr. CAGR Diluted Net Income Per Share - Adjusted growth 18% 5 Yr. CAGR 14% 10 Yr. CAGR *All amounts presented on this slide are calculated as of 12/31/2024 1 Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for years prior to 2020  See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 57-68.

Closing Comments Closing Comments Business well positioned to continue delivering profitable growth Teammate recruitment and development continues to be a top priority Strong balance sheet and cash generation, as well as access to capital Investing in technology, data and analytics to improve customer and teammate experience Operating model consistently delivers industry-leading financial metrics and shareholder returns

GAAP to Non-GAAP Reconciliation Appendix

Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted 1 “Income Before Income Taxes Margin” is defined as income before income taxes divided by total revenues See important disclosures regarding Non-GAAP measures on pages 2-3

See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted

Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted See important disclosures regarding Non-GAAP measures on pages 2-3

1 Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for years prior to 2020 2 Equity market capitalization calculated as total shares times the market price per share on the 10th day of the fiscal year See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow & Free Cash Flow Conversion 1 1

Reconciliation of Diluted Net Income Per Share to Diluted Net Income Per Share - Adjusted See important disclosures regarding Non-GAAP measures on pages 2-3

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items. 2 Core commissions and fees is defined as commissions and fees less profit-sharing contingent commissions (revenues from insurance companies based upon the profitability of the business placed with such companies during the prior year).

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items. 2 Core commissions and fees is defined as commissions and fees less profit-sharing contingent commissions (revenues from insurance companies based upon the profitability of the business placed with such companies during the prior year).

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items. 2 Core commissions and fees is defined as commissions and fees less profit-sharing contingent commissions (revenues from insurance companies based upon the profitability of the business placed with such companies during the prior year).

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items. 2 Core commissions and fees is defined as commissions and fees less profit-sharing contingent commissions (revenues from insurance companies based upon the profitability of the business placed with such companies during the prior year).

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items. 2 Core commissions and fees is defined as commissions and fees less profit-sharing contingent commissions (revenues from insurance companies based upon the profitability of the business placed with such companies during the prior year).

Reconciliation of Long-Term Total Debt to Net Debt Outstanding, Total Debt Outstanding to EBITDAC - Adjusted and Net Debt Outstanding to EBITDAC - Adjusted See important disclosures regarding Non-GAAP measures on pages 2-3

The Cheetah: Since our beginning, we have known that doing what is best for our customers requires constant persistence. The cheetah, which represents vision, swiftness, strength and agility, has served as a symbol for Brown & Brown since the 1980s. For additional information: Andrew Watts Executive Vice President, Chief Financial Officer & Treasurer (386) 239-5770 | awatts@bbins.com